Exhibit 99.1

Capital Properties, Inc.
Notice of Mandatory Redemption
and Letter of Transmittal
5% Dividend Notes Due 2022

To:  Holders of Capital Properties, Inc.
Dividend Notes Due 2022

NOTICE IS HEREBY GIVEN that Capital Properties, Inc. (the "Company") will redeem 100% of its outstanding 5% Dividend Notes Due 2022 (the "Notes") on March 31, 2017 (the "Redemption Date").  The Notes will be redeemed at 100% of the remaining principal amount thereof (after giving effect to the 10% partial redemption on June 2, 2016) plus accrued interest thereon to the Redemption Date (the "Redemption Price"). This Notice of Mandatory Redemption and Letter of Transmittal (the "Letter") is being mailed on February 24, 2017 to all holders of record of Notes as of the close of business on February 23, 2017.  Our records indicate that you are a registered holder of a Note or Notes.  The terms of the redemption are described below.
Redemption Terms.  On the Redemption Date, the Notes will be deemed to cease to be outstanding, interest will cease to accrue and all rights, other than the right to receive the Redemption Price, of any person other than the Company will cease, and the Redemption Price will become due and payable on each Note, without interest beyond the Redemption Date.
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Noteholders with Book Entry Statements.  Noteholders who surrendered their Note(s) in connection with the Company's June 2, 2016 partial redemption (the "Partial Redemption") were issued a Book Entry Statement representing the remaining value of their Note(s).  If you surrendered your Notes in connection with the Partial Redemption and received a Book Entry Statement representing the remaining value of your Note(s), YOU ARE NOT REQUIRED TO DO ANYTHING.  A check in the amount of the Redemption Price payable to the registered holder will be mailed to the address as shown on the records of the Company's transfer agent..

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Noteholders without Book Entry Statements.  Any holder of Note(s) who did not surrender such holder's Note(s) in connection with the Partial Redemption must return the Note(s) with the Letter in order to receive the Redemption Price.  If you did not surrender your Note(s) in connection with the Partial Redemption and receive the partial redemption payment, you will receive the partial redemption payment payable in connection with the Partial Redemption and the Redemption Price payable under this Notice of Mandatory Redemption, upon surrender of your Note(s) with a properly executed Letter.  Please complete Items 1, 2 and 3, and return this Letter properly executed in accordance with the instructions contained herein together with your Note(s) to the address indicated in Item 4.  Neither the Company nor American Stock Transfer & Trust Company, LLC (the "Redemption Agent") assumes the risk of loss of any Note sent.  We suggest that you send your Note(s) and properly executed Letter by registered, certified mail or overnight courier with proper insurance.

A holder of Notes who did not surrender such holder's Note(s) in connection with the Partial Redemption will NOT be entitled to receive the Redemption Price UNTIL a properly executed Letter and such holder's Note(s) are delivered to the Redemption Agent at the address indicated in Item 4.
THE INSTRUCTIONS ACCOMPANYING THIS LETTER SHOULD BE READ CAREFULLY BEFORE THIS LETTER IS COMPLETED.  IF NOTES ARE REGISTERED IN DIFFERENT NAMES, A SEPARATE LETTER MUST BE SUBMITTED FOR EACH DIFFERENT REGISTERED HOLDER.  SEE INSTRUCTIONS 1 AND 4.
Questions.  Please call the Redemption Agent at toll-free (877) 248-6417 or (718) 921-8317 if you have any questions regarding this Letter or the procedures for complying with the redemption of your Notes.
Item 1. Description of Notes Surrendered.  (Instruction 1)
[ ] Note Number Face Amount of Note Mailing Label [ ] Total

Item 2. Signature.  (Instruction 2)

Unless a signature guarantee is provided, this Letter must be signed by the registered holder(s) exactly as the name(s) appears on Note(s) or by person(s) authorized to sign on behalf of the registered holder(s) by documents transmitted herewith.

___________________________________________     ______________________________________
Signature of Noteholder                    Date

___________________________________________     ______________________________________
Signature of Co-Noteholder                  Date

___________________________________________
Daytime Telephone Number

Signature Guarantee

Signature Guaranteed by an Eligible Institution

___________________________________________    __________________________________________
(Authorized Signature)                    Date

Title:_______________________________________
Name of Firm:_______________________________
Address:____________________________________
Area Code and Telephone Number:__________________

Item 3. Taxpayer Identification Number.  (Instruction 3)

Please read the certification below.  This certification enables us to certify your TIN in order to avoid backup withholding on your account.  Please provide your TIN on the line below and certify by signing and dating below.

__ __ __ – __ __ – __ __ __ __   OR     __ __ – __ __ __ __ __ __ __
Social Security NumberEmployer Identification Number
W-9 Certification
W-9 Certification.  Under penalties of perjury, I certify that:  (1) the number shown on this Letter is my correct Taxpayer Identification Number, and (2) I am not subject to backup withholding because (a) I am exempt from backup withholding, or (b) I have not been notified by the IRS that I am subject to backup withholding as a result of a failure to report all interest or dividends, or (c) the IRS has notified me that I am no longer subject to backup withholding, and (3) I am a U.S. person (including a U.S. resident alien).
Certification Instructions. You must cross out Certification (2) above if you have been notified by the IRS that you currently are subject to backup withholding because you have failed to report all interest and dividends on your tax return.

_____________________________________________     __________________________________________
Signature of Noteholder  Date

Item 4. Redemption Agent's Address.  (Instruction 4)

Send your Note(s) and the signed and completed copy of this Letter of Transmittal to the Redemption Agent to the following address:

American Stock Transfer & Trust Company, LLC
6201 - 15th Avenue
Brooklyn, New York 11219
 Attention:  Reorganization Department

Instructions to Letter of Transmittal
1. (a)  Notes.  List each Note number, the amount of the Note and the total amount of the Notes you hold in Item 1.  If the space provided in Item 1 is inadequate, list the additional Note numbers and amount of the Notes represented on a separate signed schedule attached to this Letter.  Unless you were issued a Book Entry Statement in connection with the Partial Redemption, you must locate and return all the Notes you hold with this Letter.
(b) Name(s) and address as shown on your Notes.  Please confirm that your address set forth in Item 1 and on the Notes (or Book Entry Statement) is correct.  If it is incorrect, please call the transfer agent at toll-free (877) 248-6417 or (718) 921-8317 prior to submitting this Letter.
2. Signatures and Signature Guarantees.  This form must be signed by the registered holder(s) of the Notes exactly as the names appear on the Notes(s), without any change whatsoever.  If any Notes are owned of record by two or more joint owners, all of such owners must sign this Letter.  If this Letter is being executed by a trustee, executor, administrator, guardian, officer or other person acting in a fiduciary or representative capacity, please set forth the name, full title and address of such representative, and submit with this Letter proper evidence of their authority to act satisfactory to the Company.  A signature guarantee by a member firm of a registered national securities exchange or of the National Association of Securities Dealers, Inc., a commercial bank or trust company having an office or correspondent in the United States or an "eligible guarantor institution" within the meaning of Rule 17Ad-15 under the Securities Exchange Act of 1934 ("Eligible Institution") is only required if this Letter is signed by a person other than the registered holder of the Notes surrendered.  If this Letter is signed by a person other than the registered holder of any Notes specified in this Letter, such Note(s) must be endorsed exactly as the name or names of the registered holders appear on the Note(s) and signatures on such Notes(s) must be guaranteed by an Eligible Institution.  Please call the transfer agent at toll-free (877) 248-6417 or (718) 921-8317 to determine what endorsements and documents must be transmitted with this Letter.
3. Taxpayer Identification Number.  Please complete and sign where indicated in Item 3.
4. Where to send your Notes and this Letter.  Send a properly executed copy of this Letter and the Notes to the address identified in Item 4.  An envelope is enclosed for your convenience.  If you previously surrendered your Note(s) in connection with the Partial Redemption and received a Book Entry Statement representing the remaining value of your Note(s), DO NOT send an executed Letter to the Redemption Agent.  The Redemption Agent will automatically mail you a check in the amount of the Redemption Price to the address as shown on the records of the Company's transfer agent..
5. Representations and Warranties.  By executing this Letter, you represent, warrant and acknowledge the following:
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You have full power and authority to, and hereby, sell, assign and transfer the Notes surrendered for redemption, and the Company will acquire good, marketable and unencumbered title to the Notes so surrendered, free and clear of all liens, restrictions, charges and encumbrances and not subject to any adverse claims, proxies or rights.  You will, upon request, execute and deliver any additional documents deemed by the transfer agent or by the Company to be necessary or desirable to complete the sale, assignment and transfer of your Notes.

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All authority conferred or agreed to be conferred by this Letter shall survive your death or incapacity and your obligations under this Letter shall be binding upon your heirs, personal representatives, executors, administrators, successors, assigns, trustees in bankruptcy and other legal representatives.

6. Lost Note.  If did not surrender your Note(s) in connection with the Partial Redemption and you are unable to locate your Note(s), you must request an Affidavit of Loss from American Stock Transfer & Trust Company, LLC ("AST") by contacting AST at address identified in Item 4.  There will be a charge to replace the Note(s).
7. Power of Attorney.  By executing this Letter, you hereby irrevocably constitute and appoint American Stock Transfer & Trust Company, LLC as your agent and attorney-in-fact (with full knowledge that such transfer agent also acts as agent of the Company) with respect to surrendered Notes with full power of substitution to (1) deliver the Notes to the Company and deliver all accompanying evidences of transfer and authenticity to, or upon the order of, the Company, and (2) present such Notes for transfer on the books of the Company and receive all benefits and otherwise exercise all rights of beneficial ownership of such Notes, all in accordance with the terms of the Notes.  The power of attorney granted in this paragraph shall be deemed irrevocable and coupled with an interest.